UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

DIVIDEND CAPITAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Purchase of a portfolio of bulk distribution, light industrial and service center buildings

On May 16, 2006, we filed a Form 8-K with regard to our entry into a purchase agreement dated May 10, 2006 (the “Agreement”) to acquire a portfolio of 79 bulk distribution, light industrial and service center buildings comprising approximately 7.9 million square feet located in eight markets (“Cal TIA”).

On June 15, 2006, we filed a Form 8-K dated June 9, 2006 with regard to the acquisition pursuant to the Agreement of 78 of the 79 buildings as well as a land parcel comprising 9.2 acres. The aforementioned Form 8-K was filed without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2005 are required. We are not aware of any material factors relating to this acquisition that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

(d) Exhibits:

Exhibit 23.1 – Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

August 23, 2006
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenues and certain expenses of the Cal TIA portfolio (“Cal TIA”) for the year ended December 31, 2005. This financial statement is the responsibility of Cal TIA’s management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Cal TIA’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Cal TIA for the year ended December 31, 2005, on the basis of accounting described in Note 1.

/s/ EHRHARDT KEEFE STEINER & HOTTMAN PC

June 30, 2006

Denver, Colorado

Cal TIA Portfolio

Statements of Revenues and Certain Expenses

	For the Three Months Ended March 31, 2006	For the Year Ended December 31, 2005
	(Unaudited)
Revenues
Rental income	$7,764,874	$32,825,815
Other revenues	2,007,191	7,154,162

Total revenues	9,772,065	39,979,977

Certain expenses
Real estate taxes	1,427,158	5,364,647
Operating expenses	1,046,065	3,846,049
Insurance	208,373	814,393
Management fees	343,742	1,291,558

Total certain expenses	3,025,338	11,316,647

Excess of revenues over certain expenses	$6,746,727	$28,663,330

The accompanying notes are an integral part of these financial statements.

DIVIDEND CAPITAL TRUST INC.

Cal TIA Portfolio

Notes to Statements of Revenues and Certain Expenses

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of the Cal TIA portfolio (“Cal TIA”) for the year ended December 31, 2005 and for the three months ended March 31, 2006 (unaudited). Cal TIA consists of 79 bulk distribution, light industrial and service center buildings comprising approximately 7,889,000 rentable square feet located in the following eight markets: Atlanta, Baltimore, Charlotte, Cincinnati, Dallas, Miami, Orlando and San Francisco (collectively, “Cal TIA”). As of December 31, 2005, and as of June 9, 2006 (the date of acquisition), Cal TIA had an occupancy percentage of 88.5% and 90.7% (unaudited), respectively.

On May 10, 2006, Dividend Capital Trust Inc. (the “Company”) entered into a purchase agreement to acquire Cal TIA from unrelated third parties. Pursuant to the purchase agreement, on June 9, 2006, the Company acquired 78 of the 79 buildings in Cal TIA for a total cost of approximately $500.7 million (which includes an acquisition fee of $4.9 million paid to Dividend Capital Advisors LLC, an affiliate of the Company), which was paid using the Company’s existing cash balances, net proceeds from our partnership’s private placement and debt proceeds of approximately $387.0 million.

The Company’s acquisition of the remaining building in Cal TIA, which comprises 19,100 square feet and is located in the San Francisco market, is contingent upon the election of the building’s current tenant not to exercise a purchase option to acquire the building. Pursuant to this purchase option, the tenant has until September 7, 2006 to acquire the building. If the tenant elects not to exercise its purchase option, the Company anticipates that it will acquire this remaining building within thirty days of receiving notice from the sellers that such option has not been exercised for a purchase price of approximately $2.4 million. The operations of this building are included in the accompanying statements of revenues and certain expenses of Cal TIA.

The accounting records of Cal TIA are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to the Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Cal TIA. These statements are not intended to be a complete presentation of Cal TIA’s revenues and expenses.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market of the Atlanta, Baltimore, Charlotte, Cincinnati, Dallas, Miami, Orlando and San Francisco regions as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the three months ended March 31, 2006, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three months ended March 31, 2006. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

DIVIDEND CAPITAL TRUST INC.

Cal TIA Portfolio

Notes to Statements of Revenues and Certain Expenses (Continued)

Note 2 - Operating Leases

Cal TIA’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Cal TIA records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Cal TIA records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a increase (decrease) in rental income of $2,311,985 and ($412,856) for the year ended December 31, 2005 and for the three months ended March 31, 2006, respectively.

Future minimum lease payments due under these leases for the next five years as of December 31, 2005, are as follows:

Year Ending December 31,
2006	$30,185,368
2007	26,376,099
2008	20,278,023
2009	15,560,351
2010	9,763,297
Thereafter	21,835,405

$123,998,543

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

For the year ended December 31, 2005, there were no tenants who accounted for greater than 10% of either rental revenues or future minimum revenues.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide information with regards to the properties which Dividend Capital Trust Inc. (the “Company”) has acquired as of June 9, 2006 and for which this Form 8-K/A is being filed.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of March 31, 2006, as adjusted for acquisitions made subsequent to March 31, 2006, the issuance of our common stock subsequent to March 31, 2006, issuance of debt and the assumption of debt made subsequent to March 31, 2006, as if these transactions had occurred on March 31, 2006.

The accompanying unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2006, combine our historical operations with (i) the incremental effect of properties acquired during 2006, (ii) the issuance and assumption of debt and (iii) the issuance of our common stock, as if these transactions had occurred on January 1, 2006.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005, combine our historical operations with (i) the incremental effect of properties acquired during 2005, (ii) the historical operations of properties acquired subsequent to December 31, 2005, (iii) the issuance and assumption of debt and (iv) the issuance of our common stock, as if these transactions had occurred on January 1, 2005.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company’s management based upon our historical financial statements and the historical financial statements and other historical data of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The accompanying pro forma statements of operations do not contemplate additional general and administrative expenses that are probable as such expenses are not readily determinable. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission, including its 2005 Annual Report on Form 10-K filed on March 16, 2006 and amended on Form 10-K/A filed on April 28, 2006, and its Quarterly Report on Form 10-Q filed on May 10, 2006.

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2006

(In thousands)

(Unaudited)

	DCT Historical (1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Investment in real estate, net	$1,913,052	$781,342	(2)	$—		$2,694,394
Cash and cash equivalents	297,549	(278,188	)(2)	53,056	(3)	72,417
Other assets, net	65,117	—		4,462	(3)	69,579

Total Assets	$2,275,718	$503,154		$57,518		$2,836,390

Liabilities and Stockholders’ Equity
Mortgage notes	$640,040	$12,369	(2)	$—		$652,409
Unsecured notes	50,000	375,000	(2)	—		425,000
Unsecured Line of credit	—	112,000	(2)	—		112,000
Secured Line of credit	18	—		—		18
Financing obligation	190,750	—		44,624	(3)	235,374
Accounts payable and other liabilities	70,908	3,785	(2)	—		74,693

Total Liabilities	951,716	503,154		44,624		1,499,494
Minority Interest	66,798	—		—		66,798
Shareholders’ Equity	1,257,204	—		12,894	(3)	1,270,098

Total Shareholders’ Equity	1,257,204	—		12,894		1,270,098

Total Liabilities and Shareholders’ Equity	$2,275,718	$503,154		$57,518		$2,836,390

The accompanying notes are an integral part of this pro forma consolidated financial statement.

Notes to Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

(1)	Reflects the historical consolidated balance sheet of the Company as of March 31, 2006. Please refer to Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006.

(2)	Reflects the acquisition of properties acquired subsequent to March 31, 2006, which includes estimated intangible assets of approximately $59.3 million and estimated intangible liabilities of approximately $3.8 million. These properties were acquired with the net proceeds raised from the Company’s public and private offerings, the assumption of debt and the issuance of new debt. The total estimated cost of these properties, including acquisition costs and acquisition fees payable to an affiliate, is approximately $781.3 million.

(3)	A certain amount of capital was raised through the Company’s public and private offerings subsequent to March 31, 2006, which was used to fund the acquisition of properties subsequent to March 31, 2006. As such, the estimated net proceeds raised subsequent to March 31, 2006, through June 9, 2006 (the date on which the Company acquired the Cal TIA Portfolio) are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public and private offerings:

Public Offering:
Total shares sold subsequent to March 31, 2006	1,306,851
Gross Proceeds	$13,031,444
Less Selling Costs	(137,219)

Net Proceeds	$12,894,225

Private Offering:
Gross Proceeds	$44,624,372
Less Selling Costs	(4,462,437)

Net Proceeds	$40,161,935

DIVIDEND CAPITAL TRUST INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2006

(In thousands)

(Unaudited)

	DCT Historical (1)	2006 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$46,680	$16,261	(2)	$(233	)(4)	$62,708
Institutional capital management fees	52	—		—		52

Total Revenue	46,732	16,261		(233)		62,760
EXPENSES:
Rental expenses	10,943	4,517	(2)	—		15,460
Depreciation and amortization expense	24,492	—		10,249	(3)	34,741
General and administrative expense	730	—		—		730
Asset management fees, related party	3,518	—		1,282	(6)	4,800

Total Expenses	39,683	4,517		11,531		55,731
Net Operating Income	7,049	11,744		(11,764)		7,029
Other Income and Expenses:
Equity in loss of unconsolidated joint ventures, net	(53)	—		—		(53)
Gain from disposition of real estate interests	3,988	—		—		3,988
Interest expense	(11,681)	—		(8,103	)(5)	(19,784)
Interest income	2,462	—		—		2,462

Total Other Income and Expenses	(5,284)	—		(8,103)		(13,387)
Net Income (Loss) Before Minority Interest	1,765	11,744		(19,867)		(6,358)
Minority Interest	(190)	152		(258)		(296)

NET INCOME (LOSS)	$1,955	$11,592		$(19,609)		$(6,062)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	145,402	—		5,059	(7)	150,461

Diluted	147,315	—		3,146	(7)	150,461

NET INCOME (LOSS) PER COMMON SHARE
Basic	$0.01	—		—		$(0.04)

Diluted	$0.01	—		—		$(0.04)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2006

(Unaudited)

(1)	Reflects the historical condensed consolidated statement of operations of the Company for the three months ended March 31, 2006. Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

(2)	The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2006. These properties were acquired with the net proceeds raised from the Company’s public and private offerings, the assumption of debt and the issuance of new debt.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Parkwest II Portfolio	1/06/2006	$15,685	$6,654	$9,031
Commerce Farms Distribution Center	1/13/2006	60,940	13,151	47,789
GSW Gateway Three Distribution Center	1/13/2006	41,767	12,112	29,655
Franklin Road Distribution Center	2/27/2006	271,123	70,905	200,218
Zane Trace Industrial Building	3/24/2006	80,443	57,883	22,560
2400 Lunt Avenue Industrial Building	3/17/2006	36,552	23,724	12,828
Fairbanks Center	3/27/2006	137,518	40,599	96,919
Buford Distribution Center (a)	3/31/2006	—	—	—
OMCI Portfolio	4/13/2006	1,985,357	343,340	1,642,017
California Logistics Center	4/13/2006	497,811	139,712	358,099
270 Silver Springs	4/21/2006	130,835	22,678	108,157
Roosevelt Distribution Center	4/27/2006	172,940	45,317	127,623
PC Portfolio	5/19/2006	2,140,238	493,585	1,646,653
111 Lake Drive	5/25/2006	188,875	38,212	150,663
Eagle Creek Commerce Center	6/06/2006	432,100	95,828	336,272
452 Business Center	6/06/2006	297,142	88,401	208,741
Cal TIA Portfolio	6/09/2006	9,772,065	3,025,338	6,746,727

Total		$16,261,391	$4,517,439	$11,743,952

(a)	Buford Distribution Center consists of two newly constructed buildings acquired by the Company on March 31, 2006 pursuant to a forward purchase commitment the Company entered into with an unrelated third-party developer. Due to its limited operating history, no rental revenues or operating expenses have been included in the table above.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations (Continued)

For the Three Months Ended March 31, 2006

(Unaudited)

(3)	The following table sets forth the initial allocation of land, building and other costs based on the preliminary purchase price allocation for those properties acquired during 2006. This table also reflects the estimated incremental depreciation and amortization for the 2006 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Parkwest II Portfolio	1/06/2006	$5,919,900	$36,271,528	$42,191,428	$71,388
Commerce Farms Distribution Center	1/13/2006	2,062,500	16,822,972	18,885,472	36,263
GSW Gateway Three Distribution Center	1/13/2006	1,668,784	11,622,566	13,291,350	24,637
Franklin Road Distribution Center	2/27/2006	2,292,000	12,198,530	14,490,530	68,965
Zane Trace Industrial Building	3/24/2006	288,200	3,091,293	3,379,493	33,059
2400 Lunt Avenue Industrial Building	3/17/2006	1,620,432	1,987,583	3,608,015	18,424
Fairbanks Center	3/27/2006	706,979	5,204,606	5,911,585	45,913
Buford Distribution Center (a)	3/31/2006	9,257,975	17,059,362	26,317,337	—
OMCI Portfolio	4/13/2006	15,661,599	80,089,345	95,750,944	1,225,283
California Logistics Center	4/13/2006	4,047,441	20,697,559	24,745,000	316,651
270 Silver Springs Industrial Building	4/21/2006	935,041	4,781,559	5,716,600	73,153
Roosevelt Distribution Center	4/27/2006	1,195,564	6,113,806	7,309,370	93,535
PC Portfolio	5/19/2006	17,627,962	90,144,812	107,772,774	1,379,121
111 Lake Drive	5/25/2006	1,338,133	6,842,867	8,181,000	104,689
Eagle Creek Commerce Center	6/06/2006	3,024,842	15,468,258	18,493,100	236,648
452 Business Center	6/06/2006	1,453,775	7,434,225	8,888,000	113,736
Cal TIA Portfolio	6/09/2006	81,897,485	418,802,433	500,699,918	6,407,237

Total		$150,998,612	$754,633,304	$905,631,916	$10,248,702

(a)	Buford Distribution Center consists of two newly constructed buildings acquired by the Company on March 31, 2006 pursuant to a forward purchase commitment the Company entered into with an unrelated third-party developer. As these buildings were still under development during the three months ended March 31 2006, no incremental effects of depreciation and amortization have been included in the table above.

(4)	This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS No. 141.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations (Continued)

For the Three Months Ended March 31, 2006

(Unaudited)

(5)	The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2006 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$112,000,000	Senior unsecured revolving credit facility	6.2%	$1,665,271
$425,000,000	Unsecured notes	Interest rates varying from 5.5% to 6.2%	5,505,329
$12,368,755	Secured notes	Interest rates varying from 5.8% to 7.5%	164,081
$80,660,843	Financing Obligation	5.1%	768,216

Total			$8,102,897

(6)	The Company has entered into an Advisory Agreement with Dividend Capital Advisors LLC, an affiliate, pursuant to which the Company is required to pay an asset management fee equal to 0.75% per annum of the total undepreciated cost of its properties. This amount represents the pro forma adjustment for such fee pursuant to the Advisory Agreement.

(7)	For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of June 9, 2006 (the date on which the Company acquired the Cal TIA Portfolio) have been outstanding since January 1, 2006.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2005

(In thousands)

(Unaudited)

	DCT Historical (1)	2005 Acquisitions		2006 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$121,798	$49,905	(2)	$70,838	(3)	$(1,381	)(4)	$241,160
Interest and other real estate income	6,126	—		—		—		6,126

Total Revenue	127,924	49,905		70,838		(1,381)		247,286
EXPENSES:
Other operating expenses	28,770	12,935	(2)	18,666	(3)	—		60,371
Depreciation and amortization expense	71,023	26,062	(5)	43,991	(5)	—		141,076
Interest expense	28,712	—		—		52,309	(6)	81,021
General and administrative expense	3,004	—		—		—		3,004
Asset management fees, related party	8,901	—		—		10,301	(7)	19,202

Total Expenses	140,410	38,997		62,657		62,610		304,674
Net Income Before Minority Interest	(12,486)	10,908		8,181		(63,991)		(57,388)
Minority Interest	(526)	79		58		(455)		(844)

NET INCOME (LOSS)	$(11,960)	$10,829		$8,123		$(63,536)		$(56,544)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	97,333	—		—		53,128	(8)	150,461

Diluted	97,774	—		—		52,687	(8)	150,461

NET INCOME (LOSS) PER COMMON SHARE
Basic	$(0.12)	—		—		—		$(0.38)

Diluted	$(0.12)	—		—		—		$(0.38)

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2005

(Unaudited)

(1)	Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2005. Please refer to the Dividend Capital Trust Inc.’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(2)	The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2005. The properties below were acquired with the net proceeds raised from the Company’s public and private offerings, the assumption of debt and the issuance of new debt.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Wickes Distribution Center	1/05/2005	$14,908	$1,779	$13,129
Miami Service Center	4/07/2005	144,942	58,714	86,228
Baltimore-Washington Portfolio	4/12/2005	1,241,485	280,398	961,087
Miami Commerce Center	4/13/2005	366,513	91,258	275,255
Memphis I	2/02/2005 - 5/13/2005	2,558,871	435,312	2,123,559
Bunzel Distribution Center	5/26/2005	179,369	11,861	167,508
Blackhawk Portfolio	6/13/2005	2,204,381	455,194	1,749,187
Greens Crossing/Willowbrook Portfolio	7/01/2005	1,495,520	402,883	1,092,637
Beltway 8 Business Park Phase II	7/01/2005	481,943	151,470	330,473
Binney Smith Distribution Center	7/20/2005	1,242,070	109,446	1,132,624
Cabot Portfolio	7/21/2005	29,070,324	7,776,871	21,293,453
Gateway at Central Green	9/20/2005	887,160	270,762	616,398
High Street Portfolio	10/26/2005	1,278,505	365,151	913,354
Empire Distribution Center	11/02/2005	383,684	58,349	325,335
States Logistics Center	12/05/2005	643,634	150,896	492,738
Handleman Industrial Building	12/15/2005	1,206,000	352,886	853,114
Whirlpool Industrial Building	12/16/2005	2,811,494	681,846	2,129,648
First Industrial Portfolio	12/28/2005	1,542,065	627,176	914,889
Rockaway Industrial Center	12/29/2005	2,151,989	652,415	1,499,574

Total		$49,904,857	$12,934,667	$36,970,190

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations (Continued)

For the Year Ended December 31, 2005

(Unaudited)

(3)	The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2006. The properties below were acquired or are anticipated to be acquired with the net proceeds raised from the Company’s public offerings, the assumption of debt and the issuance of new debt.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Parkwest II Portfolio	1/06/2006	$1,148,178	$487,082	$661,096
Commerce Farms Distribution Center	1/13/2006	1,858,656	401,098	1,457,558
GSW Gateway Three Distribution Center	1/13/2006	1,273,903	369,413	904,490
Franklin Road Distribution Center	2/27/2006	1,740,895	455,283	1,285,612
Zane Trace Industrial Building	3/24/2006	359,053	258,355	100,698
2400 Lunt Avenue Industrial Building	3/17/2006	178,374	115,773	62,601
Fairbanks Center	3/27/2006	592,135	174,815	417,320
Buford Distribution Center (a)	3/31/2006	—	—	—
OMCI Portfolio	4/13/2006	7,748,630	1,444,381	6,304,249
California Logistics Center	4/13/2006	2,024,433	568,161	1,456,272
270 Silver Springs	4/21/2006	532,064	92,224	439,840
Roosevelt Distribution Center	4/27/2006	703,290	184,290	519,000
PC Portfolio	5/19/2006	8,965,121	1,893,717	7,071,404
111 Lake Drive	5/25/2006	768,093	155,396	612,697
Eagle Creek Commerce Center	6/06/2006	1,757,207	389,699	1,367,508
452 Business Center	6/06/2006	1,208,377	359,498	848,879
Cal TIA Portfolio	6/09/2006	39,979,977	11,316,647	28,663,330

		$70,838,386	$18,665,832	$52,172,554

(a)	Buford Distribution Center consists of two newly constructed buildings acquired by the Company on March 31, 2006 pursuant to a forward purchase commitment the Company entered into with an unrelated third-party developer. Due to its limited operating history, no rental revenues or operating expenses have been included in the table above.

(4)	This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS No. 141.

(5)	The following table sets forth the initial allocation of land and building and other costs based on the purchase price allocation of those properties acquired during 2005 and 2006. This table also reflects the estimated incremental depreciation and amortization for the 2005 and 2006 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with SFAS No. 141.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations (Continued)

For the Year Ended December 31, 2005

(Unaudited)

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Wickes Distribution Center	1/05/2005	$3,190,980	$18,535,450	$21,726,430	$59,302
Miami Service Center	4/07/2005	1,110,000	3,811,328	4,921,328	156,440
Baltimore-Washington Portfolio	4/12/2005	8,761,667	36,817,211	45,578,878	681,245
Miami Commerce Center	4/13/2005	3,049,500	10,769,448	13,818,948	191,385
Memphis I	2/02/2005 - 5/13/2005	18,087,854	114,739,319	132,827,173	1,519,514
Bunzel Distribution Center	5/26/2005	532,000	3,136,492	3,668,492	96,617
Blackhawk Portfolio	6/13/2005	8,195,379	51,320,940	59,516,319	1,181,777
Greens Crossing/Willowbrook Portfolio	7/01/2005	3,913,618	19,991,196	23,904,814	570,560
Beltway 8 Business Park Phase II	7/01/2005	1,390,183	7,101,208	8,491,391	259,388
Binney Smith Distribution Center	7/20/2005	3,930,296	20,076,387	24,006,683	571,110
Cabot Portfolio	7/21/2005	112,438,946	574,350,614	686,789,560	16,120,684
Gateway at Central Green	9/20/2005	1,078,800	9,929,562	11,008,362	371,624
High Street Portfolio	10/26/2005	4,853,455	10,333,288	15,186,743	437,291
Empire Distribution Center	11/02/2005	621,819	3,655,121	4,276,940	156,757
States Logistics Center	12/05/2005	1,690,128	5,642,997	7,333,125	281,257
Handleman Industrial Building	12/15/2005	2,200,000	11,239,303	13,439,303	628,914
Whirlpool Industrial Building	12/16/2005	3,816,750	24,776,813	28,593,563	1,179,111
First Industrial Portfolio	12/28/2005	7,880,198	20,213,169	28,093,367	990,470
Rockaway Industrial Center	12/29/2005	5,880,600	12,520,956	18,401,556	608,820
Parkwest II Portfolio	1/06/2006	5,919,900	36,271,528	42,191,428	1,713,319
Commerce Farms Distribution Center	1/13/2006	2,062,500	16,822,972	18,885,472	870,316
GSW Gateway Three Distribution Center	1/13/2006	1,668,784	11,622,566	13,291,350	591,298
Franklin Road Distribution Center	2/27/2006	2,292,000	12,198,530	14,490,530	551,722
Zane Trace Industrial Building	3/24/2006	288,200	3,091,293	3,379,493	158,683
2400 Lunt Avenue	3/17/2006	1,620,432	1,987,583	3,608,015	88,439
Fairbanks Center	3/27/2006	706,979	5,204,606	5,911,585	217,169
Buford Distribution Center (a)	3/31/2006	9,257,975	17,059,362	26,317,337	—
OMCI Portfolio	4/13/2006	15,661,599	80,089,345	95,750,945	4,901,131
California Logistics Center	4/13/2006	4,047,441	20,697,559	24,745,000	1,266,604
270 Silver Springs	4/21/2006	935,041	4,781,559	5,716,600	292,611
Roosevelt Distribution Center	4/27/2006	1,195,564	6,113,806	7,309,370	374,139
PC Portfolio	5/19/2006	17,627,962	90,144,812	107,772,774	5,516,483
111 Lake Drive	5/25/2006	1,338,133	6,842,867	8,181,000	418,755
Eagle Creek Commerce Center	6/06/2006	3,024,842	15,468,258	18,493,100	946,592
452 Business Center	6/06/2006	1,453,775	7,434,225	8,888,000	454,943
Cal TIA Portfolio	6/09/2006	81,897,485	418,802,433	500,699,918	25,628,946

Total		$343,620,785	$1,713,594,106	$2,057,214,891	$70,053,416

(a)	Buford Distribution Center consists of two newly constructed buildings acquired by the Company on March 31, 2006 pursuant to a forward purchase commitment the Company entered into with an unrelated third-party developer. As these buildings were still under development during 2005, no incremental effects of depreciation and amortization have been included in the table above.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Condensed Consolidated Statement of Operations (Continued)

For the Year Ended December 31, 2005

(Unaudited)

(6)	The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2005, and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$112,000,000	Senior unsecured revolving credit facility	6.2%	$6,955,200
$425,000,000	Unsecured notes	Interest rates varying from 5.5% to 6.0%	25,072,500
$450,377,058	Secured notes	Interest rates varying from 5.8% to 7.5%	12,345,382
$235,374,118	Financing Obligation	5.1%	7,935,893

Total			$52,308,975

(7)	The Company has entered into an Advisory Agreement with Dividend Capital Advisors LLC, an affiliate, pursuant to which the Company is required to pay an asset management fee equal to 0.75% per annum of the total undepreciated cost of its properties. This amount represents the pro forma adjustment for such fee pursuant to the Advisory Agreement.

(8)	For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of June 9, 2006 (the date on which the Company acquired the Cal TIA Portfolio) have been outstanding since January 1, 2005.